UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

FOREFRONT TECH HOLDINGS Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43263	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 210, 2nd Floor, Windward III, Regatta Office Park, PO Box 500

Grand Cayman, Cayman Islands, KY1-1106

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 (302) 406-3060

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	FTHAU	Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	FTHA	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FTHAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Forefront Tech Holdings Acquisition Corp (the “Company”) with the U.S. Securities and Exchange Commission on May 5, 2026 (the “Original 8-K”). This Amendment is being filed to correct certain inadvertent errors in Items 3.02 and 8.01 of the Original 8-K. Specifically, the Original 8-K incorrectly stated that (i) a total of $103,700,000 was deposited into the trust account, when the correct amount was $100,300,000, and (ii) the deadline to complete the Company’s initial business combination was 24 months from the closing of the IPO, when the correct period is 18 months. In addition, Item 3.02 of the Original 8-K contained a duplicative use of the phrase “an aggregate of” in describing the private sale of the Sponsor Private Placement Units and the Underwriter Private Placement Units, and incorrectly described the Underwriter Private Placement Units as identical to the “Warrants sold in the Initial Public Offering” rather than the “Units sold in the IPO.” For the avoidance of doubt, the foregoing corrections conform the disclosure in the Original 8-K to the terms of the IPO as described in the Company’s prospectus dated April 29, 2026 (the “Prospectus”). The actual amount deposited into the trust account and the actual completion period have at all times been as corrected herein. No other changes are being made to the Original 8-K. All other Items in the Original 8-K, including Items 1.01 and 9.01, and their related exhibits, are incorporated herein by reference to the Original 8-K and are not amended hereby.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Unit Agreement, the Company completed the private sale of an aggregate of 355,000 private placement units (the “Sponsor Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds to the Company of $3,550,000. The Sponsor Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Sponsor Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Simultaneously with the closing of the IPO, pursuant to the Underwriter Private Placement Units Agreement, the Company completed the private sale of an aggregate of 15,000 private placement units (the “Underwriter Private Placement Units”) to BTIG, LLC at a purchase price of $10.00 per Underwriter Private Placement Unit, generating gross proceeds of $150,000. The Underwriter Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Underwriter Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

A total of $100,300,000 of the proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account with Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes and $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 18 months from the closing of the IPO, or such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (as described in the Prospectus) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, or such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (as described in the Prospectus), subject to applicable law.

On April 29, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which was previously filed as Exhibit 99.1 to the Original 8-K and is incorporated herein by reference.

On May 1, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which was previously filed as Exhibit 99.2 to the Original 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated April 29, 2026, by and between the Registrant and BTIG, LLC, as representative of the underwriters
4.1*	Warrant Agreement, dated April 29, 2026, by and between Odyssey Transfer and Trust Company and the Registrant
10.1*	Letter Agreement, dated April 29, 2026, by and among the Company, its officers, its directors and Next Lion Sponsor Holdings LLC
10.2*	Investment Management Trust Agreement, dated April 29, 2026, by and between Odyssey Transfer and Trust Company and the Registrant
10.3*	Registration Rights Agreement, dated April 29, 2026, by and among the Registrant, the Sponsor, BTIG, LLC and certain security holders
10.4*	Private Placement Units Purchase Agreement dated April 29, 2026, by and among the Registrant and the Sponsor
10.5*	Private Placement Units Purchase Agreement, dated April 29, 2026, by and among the Registrant and BTIG, LLC
10.6*	Administrative Services Agreement, dated April 29, 2026, by and between the Registrant and the Sponsor
10.7*	Indemnity Agreement, dated April 29, 2026, by and between the Company and Peter Bilitsch
10.8*	Indemnity Agreement, dated April 29, 2026, by and between the Company and Muk Siew Peng
10.9*	Indemnity Agreement, dated April 29, 2026, by and between the Company and Lee Chui Sum
10.10*	Indemnity Agreement, dated April 29, 2026, by and between the Company and Roderick Charles Stephan
10.11*	Indemnity Agreement, dated April 29, 2026, by and between the Company and Vittorio Furlan
99.1*	Press Release, dated April 29, 2026
99.2*	Press Release, dated May 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREFRONT TECH HOLDINGS ACQUISITION CORP

By:	/s/ Peter Bilitsch
	Name:	Peter Bilitsch
	Title:	Chief Executive Officer

Dated: September 24, 2026

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